Registration Nos. 002-93131

811-04044

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 28	☒

(Check appropriate box or boxes.)

PARNASSUS FUNDS

(Exact Name of Registrant as Specified in Charter)

One Market Steuart Tower – Suite #1600 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 778-0200 (Registrant’s Telephone Number, including Area Code)
Jerome L. Dodson Parnassus Investments One Market Steuart Tower – Suite #1600 San Francisco, California 94105	Copy to: Richard L. Teigen Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2006 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE PARNASSUS FUNDS

PROSPECTUS

The Funds that do well by doing good

May 1, 2006

Parnassus Fund
Parnassus Workplace Fund
Parnassus Small-Cap Fund
Parnassus Mid-Cap Fund

Parnassus Fund	(PARNX)

Parnassus Workplace Fund	(PARWX)

Parnassus Small-Cap Fund	(PARSX)

Parnassus Mid-Cap Fund	(PARMX)

PARNASSUS FUNDS

The Funds that do well by doing good

PROSPECTUS

May 1, 2006

There are four Parnassus Funds: the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund (the “Funds”). The Funds are managed by Parnassus Investments (the “Adviser”). Long-term growth of capital is the investment objective of each of the Funds. The Adviser chooses the Funds’ investments using financial as well as social criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Investment Objective and Principal Strategies

The four Parnassus Funds are equity funds (namely, stock funds) whose investment objectives are the long-term growth of capital. The Funds invest mainly in domestic stocks of companies that are financially sound and have good prospects for the future. To determine a company’s prospects, the Adviser reviews the company’s profit and loss statement, sales and earnings history, net cash flow and outlook for future earnings. Upon initial investment, stocks must be trading below their intrinsic value as calculated by the Adviser.

The Adviser conducts fundamental research to determine a company’s financial health and its business prospects and also takes into account social factors in making investment decisions. In general, the Funds look for companies that respect the environment, treat their employees well, and have effective equal-employment-opportunity policies and good community relations, as well as ethical business dealings. The Funds will not invest in companies that manufacture alcohol or tobacco products or are involved with gambling. The Funds also screen out weapons contractors and those that generate electricity from nuclear power.

The Parnassus Fund

While all four Funds invest in undervalued stocks, the Parnassus Fund requires a greater discount from intrinsic value than the other three Funds. This Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value. The Parnassus Fund is an “all cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion.

The Parnassus Workplace Fund

The Parnassus Workplace Fund invests mainly in companies that the Adviser considers to have a good workplace for its employees. These companies can be of any size, and in the Adviser’s opinion, they should be trading below their intrinsic value.

The Parnassus Small-Cap Fund

The Parnassus Small-Cap Fund invests primarily in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term growth and an identifiable catalyst that could move the stock higher in the succeeding 12 months. Small-Cap companies might be less stable and have less established businesses than Mid-Cap or large-cap companies. Consequently, Small-Cap companies must have the potential for higher growth than Mid-Cap companies to meet the Adviser’s investment criteria.

The Parnassus Mid-Cap Fund

The Parnassus Mid-Cap Fund invests primarily in the stock of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term growth and an identifiable catalyst that could move the stock higher in the succeeding 12 months. These companies must have well established businesses.

Principal Risks of Investing in the Funds

Investing in the Funds may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid. The Funds’ share prices change daily based on the value of their holdings. Common stocks represent an ownership interest in a company and occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Stock markets are volatile, and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions—both here and abroad. The Funds’ holdings can vary significantly from broad stock-market indices. As a result, the Funds’ performance can deviate from the performance of those indices.

The Adviser may be wrong in its assessment of a company’s value and the stocks the Funds hold may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors. During those periods, the Funds’ relative performance may suffer.

While companies of all sizes are subject to the risk that a negative development may cause a company’s stock price to decline and a company may have difficulty in overcoming the negative development, smaller companies such as those in the

Parnassus Small-Cap Fund are generally riskier than larger companies since they don’t have the financial resources or the well established businesses of the larger companies. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger companies. Thus, the Parnassus Small-Cap Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies are thinly traded, and purchases and sales may result in higher transaction costs.

The Funds may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. Legally, shareholders may redeem at any time, but the Adviser recommends a minimum three-year holding period.

PERFORMANCE INFORMATION

This section of the prospectus contains information that allows you to evaluate the Funds’ performance using several different measures such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a relevant benchmark. However, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund do not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Parnassus Workplace Fund, the Parnassus Small-Cap Fund or the Parnassus Mid-Cap Fund.

Performance Information for the Parnassus Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Fund by showing changes in the Fund’s performance from year to year over a ten-year period. How the Parnassus Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 44.6% (quarter ending December 31, 1998), and the lowest return for a quarter was a loss of 25.1% (quarter ending September 30, 2002).

Below is a table comparing the performance of the Parnassus Fund with the S&P 500 Index and the average multi-cap core fund followed by Lipper, Inc. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2005. The table and the bar chart are intended to demonstrate the risk of investing in the Parnassus Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Fund

(all periods ended December 31, 2005)

	One Year	Five Years	Ten Years
S&P 500	4.91%	0.54%	9.07%
Lipper Multi-Cap Core Average	6.58%	2.07%	9.57%
THE PARNASSUS FUND
Return before Taxes	2.55%	-0.69%	7.89%
Return after Taxes on Distributions	2.32%	-1.62%	5.98%
Return after Taxes on Distributions and Sale of Fund Shares	1.66%	-0.97%	6.10%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized index of common stock prices. The index reflects no deduction for fees, expenses or taxes. The Lipper Multi-Cap Core Average reflects deductions for fees and expenses, but no deductions for taxes or any sales charges that may apply. The Parnassus Fund return before taxes reflects deductions for fees and expenses. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from a capital loss that would have been incurred. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total return figures.

The Lipper Multi-Cap Core Average is the average return of all Multi-Cap Core Funds followed by Lipper (currently 1054). Multi-Cap funds invest in companies of all sizes without concentrating on one particular range of market capitalization. Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses

(deducted from fund assets)

	Parnassus Fund	Workplace Fund	Small-Cap Fund	Mid-Cap Fund
Management Fees	0.66%	0.85%	1.00%	0.85%
Distribution (12b-1) Fees	None	None	None	None
Other Operating Expenses	0.37%	6.06%	6.27%	8.18%
Total Annual Fund Operating Expenses	1.03%	6.91%	7.27%	9.03%
Expense Waivers	0.04%	5.71%	5.87%	7.63%
Net Annual Fund Operating Expenses	0.99%	1.20%	1.40%	1.40%

*	Parnassus Investments is contractually obligated until May 1, 2007 to waive fees and/or reimburse expenses that exceed total operating expenses of 0.99%, 1.20%, 1.40% and 1.40% for the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, respectively.

The examples in these tables are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. The 5% figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be more or less than those shown.

Although your actual costs may be higher or lower, based on the assumptions above, your costs in the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund would be:

	One Year	Three Years	Five Years	Ten Years
The Parnassus Fund	$101	$324	$565	$1,256
The Parnassus Workplace Fund	$122	$1,530	$2,884	$6,049
The Parnassus Small-Cap Fund	$143	$1,615	$3,021	$6,267
The Parnassus Mid-Cap Fund	$143	$1,939	$3,593	$7,180

The expenses shown above are the total fees paid throughout the time period—not expenses you pay every year. For example, the figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

THE LEGEND OF MT. PARNASSUS

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne, and she controlled the oracle along with her serpent-son, Python, and her priestess—daughters who controlled the rites. Eventually, the Greek god Apollo took over the site, doing away with Python, but keeping the priestesses.

The most “Greek” of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo’s temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time, and frequently, the proud were humbled and the lowly were justified.

INVESTMENT OBJECTIVES AND POLICIES

Objective

The investment objective of each of the Funds is to achieve long-term growth of capital. The Funds will attempt to achieve this objective by investing primarily in “equity securities” of companies of various sizes based on the criteria described below. “Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock and warrants. There can be no assurance that the Funds will achieve their objectives.

The Parnassus Fund

The Parnassus Fund invests mainly in domestic stocks of any size, from smaller firms to larger, well-established companies. The portfolio manager can change the composition of the portfolio between smaller, medium and larger companies depending on his view of the economic environment and the markets, with the goal of long-term growth of capital. The Parnassus Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value.

The Parnassus Workplace Fund

The Parnassus Workplace Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in common stocks of companies that the Adviser considers to have good workplaces for their employees. The Adviser will make a judgment on which companies have a good workplace based on factors such as respect and fair treatment of employees, good two-way communication, equitable pay and benefits, family-friendly policies and support for voluntarism and charitable contributions in the community. The Adviser will conduct its own research to select companies for inclusion in the Fund, but the Adviser will also rely on outside sources, as the Adviser may deem appropriate from time to time, including, but not limited to, the annual Fortune magazine survey, “The 100 Best Companies to Work For,” and the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers” and the Great Place to Work Institute. Milton Moskowitz, co-author of the annual Fortune magazine survey and co-originator of the annual Working Mother magazine survey, is a consultant to the Adviser and assists the portfolio manager in evaluating the workplaces of potential Fund investments. (Fortune magazine, Working Mother magazine and the Great Place to Work Institute are not affiliated with the Funds and have no role in the management of any of the Funds.)

Until the Parnassus Workplace Fund reaches $10 million in assets, it is the Adviser’s intent to maintain a minimum of 25 companies and a maximum of 50 companies in the Fund’s portfolio. After the Parnassus Workplace Fund reaches $10 million in assets, it is the Adviser’s intent to have a minimum of 50 companies in the Fund’s portfolio and a maximum of 100.

The Parnassus Small-Cap Fund

The Parnassus Small-Cap Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in common stocks of companies with market capitalizations under $3 billion at the time of initial purchase. Companies with market capitalizations under $3 billion are often developing companies with good growth prospects. Such small-capitalization companies are not followed as closely by large investors as companies with medium or large capitalizations. The Adviser seeks to find smaller companies that have excellent, long-term growth prospects. While smaller capitalization companies can be riskier than larger companies, they can also provide more potential for future growth.

The Parnassus Mid-Cap Fund

The Parnassus Mid-Cap Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in common stocks of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. The Adviser looks for companies that have good growth prospects, while also having proven businesses.

Selection Process

In general, the Adviser uses three basic criteria in identifying equity securities eligible for the Funds’ portfolios:

1)	the security is selling at a price below its intrinsic value as calculated by the Adviser;

2)	the issuer is financially sound with good prospects for the future; and

3)	the company, in the Adviser’s judgment, meets the social criteria described below.

Once a security is purchased, however, the Adviser may continue to hold it even if it is no longer undervalued.

Social Policy

The Adviser looks for certain social policies in the companies in which the Funds invest. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal-employment-opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria.

Although the Funds emphasize positive reasons for investing in a company, their operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Funds also screen out weapons contractors and those that generate electricity from nuclear power.

The social criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Board of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ social criteria and still enable the Funds to provide a competitive rate of return.

Other Policies

Each of the Funds also may invest up to 2% of its assets in community-development loan funds, such as those that provide financing for small business and for low and moderate-income housing. None of the Funds will make loans to a project itself, but rather will invest money in an intermediary community loan fund. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market, and thus no liquidity, for these investments. Also, community loan funds do not have the same kind of resources as do large commercial enterprises. In general, each of the Funds seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

Under normal circumstances, each of the Funds will have virtually all of its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Funds may invest a substantial portion of their assets in money-market instruments (i.e.,”cash” or cash equivalents). The Funds will not be able to achieve their investment objective of long-term capital appreciation to the extent that they invest in money-market instruments since these securities do not appreciate in value.

The statement of additional information (SAI) for the Funds, which is incorporated by reference into this prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings. These policies and procedures are also available on the Funds’ website (http://www.parnassus.com).

INVESTMENT RISKS

All investments involve risk and investing in the Funds is no exception. Because the Funds invest primarily in equity securities, there is the risk that individual stocks owned by the Funds could lose value. Also, the equity markets as a whole could go down, resulting in a decline in value of the Funds’ investments. Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Funds’ investments. Investing heavily in money-market instruments limits the Funds’ ability to achieve capital appreciation, but can help preserve the Funds’ assets when the equity markets are unstable.

For risks of investing in community loan funds and money-market instruments, see the caption “Other Policies” above.

THE ADVISER

Parnassus Investments, One Market – Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the control of the Funds’ Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Funds since 1984 and the Parnassus Income Funds since 1992.

Jerome L. Dodson, 62, is the portfolio manager of the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund. He has been the portfolio manager of the Parnassus Fund since its inception in 1984. Mr. Dodson is the President and a Trustee of the Funds, and is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund. He is a graduate of the University of California at Berkeley and of Harvard University’s Graduate School of Business Administration where he received an MBA. He is also President and a Trustee of Parnassus Income Funds.

The SAI for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of the average daily net assets of the Parnassus Fund are used: 1.00% of the first $10 million in assets; 0.75% of the next $20 million; 0.70% of the next $70 million; 0.65% of the next $100 million; and 0.60% of the remaining balance. The following annual percentages of the average daily net assets of the Parnassus Workplace and Mid-Cap Funds are used: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million. The following annual percentages of the average daily net assets of the Parnassus Small-Cap Fund are used: 1.00% of the first $100 million in assets; 0.90% of the amount above $100 million in assets up to $200 million; 0.85% of the amount above $200 million up to $500 million and 0.80% of the amount above $500 million.

A discussion regarding the basis for the Board of Trustees approving each of the investment advisory agreements with the Advisor is available in the Funds’ most recent semiannual report to shareholders for the semi-annual period ending June 30.

For 2005, the Parnassus Fund paid the Adviser a net fee of $1,891,499 or 0.62% of its average daily net assets. For the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund net advisory fees and other expenses were waived as a result of the contractual expense limitations.

Parnassus Investments has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit total operating expenses to 0.99%,1.20%, 1.40% and 1.40% of net assets for the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund, respectively. This limitation continues until May 1, 2007.

INVESTING WITH PARNASSUS

How to Purchase Shares

You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

Types of Accounts

The Funds offer the following types of accounts:

Individual or Joint Ownership

You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000.

Custodial Account

You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through Parnassus Investments, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500, and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Investments.

Trust Account

A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial minimum investment must be at least $2,000.

Corporate Account

A partnership or corporation can open an account. An initial minimum investment must be at least $2,000.

Additional investments for all accounts must be at least $50.

Direct Purchase of Shares

You can open an account or purchase additional shares the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus debit your bank account.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to the “Parnassus Funds.” With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason. The application should be sent to the following address:

Parnassus Investments

One Market – Steuart Tower #1600

San Francisco, CA 94105

Phone

If your account is eligible, you can call the Funds at (800) 999–3505 to make an exchange or purchase additional shares.

Parnassus Automatic Investment Program

After making an initial investment to open an account ($500 minimum), a shareholder may purchase additional shares of the Funds ($50 minimum) via the Parnassus Automatic Investment Program (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Funds and ask for the free brochure called “Automatic Investing and Dollar-Cost Averaging.”

Parnassus Investments reserves the right to reject any order. If received before 4:00 p.m. Eastern time (1:00 p.m. San Francisco time), investments will be processed at the net asset value calculated on the same business day they are received. If an investment is received after 4:00 p.m. Eastern time, it will be processed on the next business day. A fee of $15.00 will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason.

There is no sales charge for the purchase of shares of the Funds, but investors may be charged a transaction or other fee in connection with purchases or redemptions of shares of the Funds on their behalf by an investment adviser, a brokerage firm or other financial institution.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

•	Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•	Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account to which you would like redemption proceeds electronically deposited within three business days. For a $15 fee, you can have redemption proceeds wired to your account in one business day. Redemption amounts for over $50,000 may be requested only by mail. Your shares will be redeemed at the net asset value (NAV) next determined after receipt by the Funds of your written instructions in proper form. Give your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Funds must have a change-of-address on file for 30 days before the Funds redemption or distribution checks to the new address.

The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require a copy of the death certificate. Contact the Funds by phone at (800) 999–3505 if you have any questions about requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com.

Mail

You can mail the Funds your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares), and the signatures of all the account holders.

Parnassus Investments

One Market – Steuart Tower #1600

San Francisco, CA 94105

Fax

You can fax the Funds your redemption request to (415) 778–0228. Please be sure to include your account number, the amount of your redemption (dollars or shares), and the signatures of all the account holders.

Phone

For eligible accounts, you can redeem your shares by calling (800) 999–3505. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund managed by Parnassus Investments. Neither the Funds nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Funds and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Funds at any time upon 60 days’ written notice to shareholders.

Systematic Withdraw Program

You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and deposit the proceeds into your bank account.

Redeeming Shares through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s net asset value.

Other Redemption Information

If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Funds to determine that the purchase check will be honored. The Funds normally send out redemption checks by US mail, but can send a redemption check by overnight delivery for a $15 fee.

Wire

If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $15 per transaction. Wiring funds will require a signature guarantee unless wiring instructions were previously filed with the Funds.

Signature Guarantee

Certain types of transactions require a signature guarantee:

•	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

•	Redemption proceeds sent to a bank account that is not the bank account of record

•	A redemption check made payable to someone other than the named account owner

•	Changing the shareholder of record on an account

A signature guarantee is a way to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a signature guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a signature guarantee.

Redemption of Small Accounts

The Trustees may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption.

Holds on Redemptions

The Funds may delay a redemption request for shares that were purchased in the past 15 days to allow the Funds to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the phone. The Funds take steps to confirm your identity to prevent fraud, including confirming your account number and Social Security number. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. If you do not want the ability to conduct transactions online or over the phone, please indicate that on your account application or call the Funds at (800) 999–3505.

Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’ Board of Trustees has adopted a policy of discouraging frequent purchases and redemption of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making rapid trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Board of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading. The Adviser and the Funds’ Board of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

The Funds reserve the right to reject any purchase or exchange transaction at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Exchanging Shares

The proceeds from a redemption of shares can be used to purchase shares of another of the portfolios of Parnassus Income Funds or of one of the portfolios of Parnassus Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Net Asset Value

The NAV for the Funds will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading (“business day”) and on any other day there is a sufficient degree of trading in investments held by the Funds to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

The net asset value per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the SAI for more details.

DISTRIBUTIONS AND TAXES

All dividends from net investment income together with distributions of short-term capital gains (collectively, “income dividends”), will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income) even though paid in additional shares. Any net, long-term capital gains (“capital-gain distributions”) distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

Income dividends and capital-gain distributions will usually be paid once a year, and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Funds. Shareholders who prefer to receive payment of income dividends and/or capital-gain distributions in cash should notify the Funds at least five days prior to the payment date. An exchange of the Funds’ shares for shares of another fund will be treated as a sale of the respective Fund’s shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received.

The Funds may be required to impose backup withholding at a rate of 28% from any income dividends and capital-gain distributions. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Funds, such dividends, in the hands of the Funds’ corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction—only corporations.

The capital gain distribution is usually made in November of each year and the income dividend in December. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it’s a return of capital to the investor.

FINANCIAL HIGHLIGHTS

This section provides further details about the Funds’ financial history. “Total return” shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The financial performance data presented below is a part of the 2005 financial statements which are included in the Parnassus Funds’ Annual Report, which is available upon request. The 2005 financial statements were audited by Deloitte & Touche LLP, an independent registered public accounting firm. With respect to the Parnassus Fund, selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the year ended December 31 are as follows:

Parnassus Fund (d)

	2005		2004	2003	2002	2001
Net asset value at beginning of year	$31.09		$30.05	$25.79	$36.99	$39.22
Income (loss) from operations:
Net investment income(c)	0.16		0.12	0.02	0.14	0.68
Net realized and unrealized gain (loss) on securities	0.63		1.05	4.32	(10.51)	2.39
Total income (loss) from investment operations	0.79		1.17	4.34	(10.37)	3.07
Distributions:
Dividends from net investment income	(0.20)		(0.13)	(0.08)	—	(0.56)
Distributions from net realized gain on securities	—		—	—	(0.83)	(4.74)
Total distributions	(0.20)		(0.13)	(0.08)	(0.83)	(5.30)
Net asset value at end of year	$31.68		$31.09	$30.05	$25.79	$36.99
Total overall return	2.55%		3.89%	16.83%	(28.05%)	7.84%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.03%		0.99%	1.03%	1.06%	1.00%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements)	0.99	%(f)	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.53%		0.40%	0.07%	0.45%	1.73%
Portfolio turnover rate	136.07%		119.80%	61.33%	142.04%	127.43%
Net assets, end of period (000’s)	$292,384		$339,893	$369,555	$303,207	$405,536

With respect to the Parnassus Workplace Fund, Parnassus Small-Cap Fund and Parnassus Mid-Cap Fund, selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the period from April 29, 2005 (inception) to December 31, 2005 are as follows:

	Workplace Fund(e)	Small-Cap Fund(e)	Mid-Cap Fund(e)
	— for the period ended December 31, 2005 —
Net asset value at beginning of period	$15.00	$15.00	$15.00
Income (loss) from operations:
Net investment income (loss)(c)	0.04	(0.03)	0.04
Net realized and unrealized gain (loss) on securities	0.50	1.18	0.44
Total income (loss) from investment operations	0.54	1.15	0.48
Distributions:
Dividends from net investment income	(0.05)	(0.39)	(0.04)
Distributions from net realized gain on securities	—	—	(0.14)
Total distributions	(0.05)	(0.39)	(0.18)
Net asset value at end of period	$15.49	$15.76	$15.30
Total overall return(a)	3.60%	7.65%	3.22%
Ratios/supplemental data:
Ratio of gross expenses to average net assets(b)	6.91%	7.27%	9.03%
Ratio of net expenses to average net assets (net of reimbursement and credit offset arrangements) (b)(f)	1.20%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets(b)	0.39%	(0.27%)	0.37%
Portfolio turnover rate(a)	27.55%	86.20%	31.41%
Net assets, end of period (000’s)	$1,013	$1,225	$640

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Net investment income per share is based on average daily shares outstanding.
(d)	Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total overall return figures.
(e)	The Small-Cap Fund, the Mid-Cap Fund and the Workplace Fund commenced operations on April 29, 2005.
(f)	For the period ended December 31, 2005, Parnassus Investments has contractually limited expenses to an annualized rate of 1.20% for the Workplace Fund and 1.40% for the Small-Cap Fund and the Mid-Cap Fund. Parnassus Investments has also voluntarily limited expenses for the Parnassus Fund at an annualized rate of 0.99%.

GENERAL INFORMATION

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Funds’ independent registered public accountants.

State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, has been selected as the custodian of the Funds’ assets.

Parnassus Investments, One Market – Steuart Tower #1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Funds’ President, is the majority stockholder of Parnassus Investments.

HOUSEHOLDING CONSENT

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each quarterly report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Parnassus Investments, please call us at 800 999-3505 (or contact your financial institution that currently sends these reports to you). We will begin sending you individual copies thirty days after receiving your request.

PRIVACY POLICIES AND PRACTICES

(not part of the prospectus)

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

We obtain non-public personal information about you from the following sources: Information we receive from you on applications or other forms and information about your transactions with us, our affiliates or others.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.

We do not disclose any non-public personal information about our customers or former customers to anyone except as required by law. However, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. Relationships with these parties shall be pursuant to a non-disclosure agreement, protecting the release of shareholder information. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.

Please call us if you have any questions regarding our privacy policy.

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One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

You can obtain additional information about each of the Funds. A statement of additional information (SAI) dated May 1, 2006 has been filed with the SEC and is incorporated in this prospectus by reference (namely, legally forms a part of the prospectus). The Funds also publish an annual, a semiannual and two quarterly reports each year that discuss the Funds' holdings and how recent market conditions as well as the Funds' investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call Parnassus Investments at (800) 999-3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www.parnassus.com). The SAI, the Fund's annual, semiannual and quarterly reports and other related materials are also available on the SEC's Internet website (http://www.sec.gov). You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or make an electronic request at publicinfo@sec.gov. Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room. The Investment Company Act of 1940 File Number for Parnassus Funds is 811-4044.

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PART C

OTHER INFORMATION

Item 23.	Exhibits.

(a) Declaration of Trust – filed 4/14/00; and Supplemental Declaration of Trust – filed 2/11/05.

(b) By-laws – filed 4/22/03.

(c) Rights of Shareholders – filed 4/16/02.

(d) Investment Advisory Agreement – filed herewith.

(e) Distribution Agreement and Dealer Agreement – filed 4/14/00.

(g) Custodian Agreement – filed 4/25/2005.

(h)(1) Agreement for Transfer Agent Services and Accounting and Administrative Services - filed herewith.

(h)(2) Shareholder Servicing Plan and Agreement – filed 4/14/01.

(h)(3) Amendment to Agreement for Transfer Agent and Pricing Services – filed 4/16/02.

(i) Opinion of Foley & Lardner LLP – filed herewith.

(j) Consent of Deloitte & Touche LLP - filed herewith.

(p) Code of Ethics - filed 2/11/05.

(q) Power of Attorney – filed 4/25/2005.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with Parnassus Income Funds by virtue of having the same individuals as Trustees.

Item 25.	Indemnification.

Under the provisions of the Registrant’s Declaration of Trust, the Registrant will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Parnassus Investments, is the investment adviser to Parnassus Income Funds.

Item 27.	Principal Underwriters.

(a) Parnassus Investments serves as underwriter and investment adviser for both Parnassus Income Funds and the Registrant. (b) The officers are directors of Parnassus Investments are as follows:

Name and Principal Business Address	Position with Distributor	Position with Registrant

Jerome L. Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	President and Director	President and Trustee

Debra A. Early One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Treasurer	Chief Compliance Officer and Treasurer

Todd Ahlsten One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President	Vice President

Stephen Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	Vice President and Director	Vice President and Assistant Secretary

Thao N. Dodson One Market Steuart Tower #1600 San Francisco, CA 94105	Director	None

(c) None

Item 28.	Location of Accounts and Records.

All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant’s headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.	Management Services.

Discussed in Part A and Part B.

Item 30.	Undertakings.

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and County of San Francisco and the State of California on the 26 day of April 2006.

PARNASSUS FUNDS (Registrant)

By:	/s/ Jerome L. Dodson
Jerome L. Dodson, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jerome L. Dodson	Principal Executive Officer And Trustee	April 26, 2006
Jerome L. Dodson

/s/ Debra A. Early	Principal Financial and Accounting Officer	April 26, 2006
Debra A. Early

	Trustee	*
Donald V. Potter+

	Trustee	*
Herbert A. Houston+

	Trustee	*
Jeanie S. Joe+

+By:	/s/ Jerome L. Dodson
Jerome L. Dodson
Attorney-in-Fact*

*	Signature is affixed as of April 26, 2006. Power of attorney previously filed as an exhibit.

EXHIBIT INDEX

Exhibit No.	Description

(a)	Declaration of Trust* and Supplemental Declaration of Trust*

(b)	Bylaws*

(c)	Rights of Shareholders*

(d)	Investment Advisory Agreement

(e)	Distribution Agreement and Dealer Agreement*

(f)	None

(g)	Custodian Agreement*

(h)(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services

(h)(2)	Shareholder Servicing Plan and Agreement*

(h)(3)	Amendment to Agreement for Transfer Agent and Pricing Services*

(i)	Opinion of Foley & Lardner LLP

(j)	Consent of Deloitte & Touche LLP

(k)	None

(l)	None

(m)	None

(n)	None

(p)	Code of Ethics*

(q)	Power of Attorney*

*	Filed previously.